                                                                    Exhibit 10.5

                                                                  CONFORMED COPY


                           FIRST AMENDMENT AND WAIVER
                           --------------------------


         FIRST AMENDMENT AND WAIVER, dated as of October 18, 2001 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of March
 ---------
21, 2000 (the "Credit Agreement"), among CONCENTRA INC. (f/k/a Concentra Managed
               ----------------
Care, Inc.), a Delaware corporation ("Holdings"), CONCENTRA OPERATING
                                      --------
CORPORATION, a Nevada corporation (the "Borrower"), the several banks and other
                                        --------
financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), THE CHASE MANHATTAN BANK, as administrative agent
                -------
(the "Administrative Agent"), FLEET NATIONAL BANK, as documentation agent (the
      --------------------
"Documentation Agent"), and CREDIT SUISSE FIRST BOSTON, as syndication agent
 -------------------
(the "Syndication Agent").
      -----------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Co-Documentation Agents and the Syndication Agent are parties to the Credit Agreement;

         WHEREAS, the Borrower desires to make two acquisitions, the HNS Acquisition (as defined herein) and the NHR Acquisition (as defined herein);

         WHEREAS, the HNS Acquisition and NHR Acquisition will be Permitted Acquisitions;

         WHEREAS, the Borrower has requested that the Lenders amend certain provisions and waive certain provisions contained in the Credit Agreement to facilitate the HNS Acquisition and NHR Acquisition; and

         WHEREAS, the Required Lenders have consented to the requested amendments to and waivers of certain provisions of the Credit Agreement on and subject to the terms and conditions as set forth herein.

         NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         I.    Definitions. Unless otherwise defined herein, terms defined in
               -----------
the Credit Agreement are used herein as therein defined.

         II.   Amendments to the Credit Agreement. The parties hereto agree that
               ----------------------------------
the Credit Agreement shall be amended as follows:

         A. Amendments to Section 1.1 (Definitions). Section 1.1 of the Credit
            --------------------------------------
Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

               "First Amendment and Waiver Effective Date": the date on which
                -----------------------------------------
         the First Amendment and Waiver, dated as of October __, 2001, to this Agreement became effective in accordance with its terms.

               "HNS Acquisition": the acquisition of all of the Capital Stock or
                ---------------
         assets of Health Network Systems, LLC, a Delaware limited liability company, and Healthco, LLC, a Delaware limited liability company, by the Borrower or a Subsidiary for aggregate consideration (including Indebtedness of Health Network Systems, LLC) of approximately $30,000,000.

               "NHR Acquisition": the acquisition, by merger or otherwise, of
                ---------------
         all of the Capital Stock or assets of National Healthcare Resources, Inc., a Delaware corporation, by the Borrower or a Subsidiary of Holdings or the Borrower for aggregate consideration (including Indebtedness of National Healthcare Resources, Inc.) of approximately $140,000,000. In the event that a Subsidiary of Holdings is a party to NHR Acquisition, Holdings shall promptly contribute such Subsidiary (or the surviving entity of any merger with National Healthcare Resources, Inc.) to the Borrower.

               "2001 Holdings Discount Notes": senior discount notes that (i)
                ----------------------------
         may be issued by Holdings in connection with the HNS Acquisition and/or the NHR Acquisition, (ii) yield gross proceeds not in excess of $47,000,000, (iii) are stated to mature not earlier than 2009 and (iv) have terms and conditions reasonably satisfactory to the Administrative Agent. The Net Cash Proceeds from the 2001 Holdings Discount Notes shall be contributed to the Borrower.

               "2001 Subordinated Notes": as defined in Section 7.8A.
                -----------------------

         B. Amendment to Section 7.4 (Fundamental Changes). Section 7.4 of the
            ---------------------------------------------
Credit Agreement is hereby amended by (i) deleting the word "and" after clause
(a), (ii) deleting the period after clause (b) and substituting "; and" in lieu thereof, and (iii) and inserting the following as clause (c):

         (c) in connection with the NHR Acquisition, Holdings may create a Subsidiary to merge with National Healthcare Resources, Inc.; provided, that, immediately after such merger, action shall be taken for the surviving entity of such merger to become a Subsidiary and, thereafter, a Wholly Owned Subsidiary Guarantor.

         C. Amendment to Section 7.7 (Capital Expenditures). Section 7.7 of the
            ----------------------------------------------
Credit Agreement is hereby amended by deleting said Section in its entirety and substituting the following in lieu thereof:

         7.7 Capital Expenditures. Make or commit to make any Capital
             --------------------
Expenditure, except (a) Maintenance Capital Expenditures of the Borrower and its Subsidiaries not exceeding (i) in the event the NHR Acquisition has not been completed, the amount set forth in column A opposite each of the fiscal years set forth below and (ii) in the event the NHR Acquisition has been completed, the amount in column B set forth opposite each of such fiscal years set forth below:

         Fiscal Year              Column A                    Column B
         -----------              --------                    --------

         2000                     $32,500,000                 NA
         2001                     $37,500,000                 $43,500,000
         2002                     $42,500,000                 $49,300,000
         2003                     $50,000,000                 $58,000,000
         2004                     $55,000,000                 $63,800,000
         2005                     $60,000,000                 $69,600,000
         2006                     $65,000,000                 $75,400,000
         2007                     $70,000,000                 $81,200,000
         2008                     $75,000,000                 $87,000,000

; provided, that in the event (i) Consolidated Leverage Ratios for the Borrower
  --------
and its Subsidiaries shall not exceed the respective Consolidated Leverage Ratios as originally set forth in Section 7.1(a) of this Agreement prior to the effectiveness of the Amendment for four consecutive fiscal quarters, which ratios are as set forth below for each relevant fiscal quarter:

                                               Consolidated
         Fiscal Quarter                        Leverage Ratio
         --------------                        --------------

         March 31, 2000                        5.25 to 1.00
         June 30, 2000                         5.00 to 1.00
         September 30, 2000                    4.75 to 1.00
         December 31, 2000                     4.50 to 1.00
         March 31, 2001                        4.25 to 1.00
         June 30, 2001                         4.25 to 1.00
         September 30, 2001                    4.00 to 1.00
         December 31, 2001                     3.75 to 1.00
         March 31, 2002                        3.50 to 1.00
         June 30, 2002                         3.50 to 1.00
         September 30, 2002                    3.25 to 1.00
         December 31, 2002                     3.25 to 1.00
         Each Quarter thereafter
               2003-2008                       3.00 to 1.00
and (ii) the NHR Acquisition has not been completed, then the Maintenance Capital Expenditures of the Borrower and its Subsidiaries shall be permitted to be of amounts up to but not exceeding the Maintenance Capital Expenditures as originally set forth in Section 7.7 of this Agreement prior to the effectiveness of the Amendment, each of which amounts is as set forth below for each relevant fiscal year:

                                               Maintenance
         Fiscal Year                           Capital Expenditures
         -----------                           --------------------

         2000                                  $50,000,000
         2001                                  $55,000,000
         2002                                  $55,000,000
         2003                                  $60,000,000
         2004                                  $60,000,000
         2005                                  $70,000,000
         2006                                  $70,000,000
         2007                                  $80,000,000
         2008                                  $90,000,000

; provided, further, in any event, that up to 50% of each such applicable amount
  --------  -------
set forth above in this Section 7.7, if not expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year, and (b) Acquisition Capital Expenditures of the Borrower and its Subsidiaries as permitted pursuant to Section 7.8A.

         D. Amendment to Section 7.8A (Acquisitions). Section 7.8A of the Credit
            ---------------------------------------
Agreement is hereby amended (a) by amending the phrase "except for Acquisition Capital Expenditures, Permitted Acquisitions and investments in Permitted Joint Ventures" commencing in the third line thereof to read as follows:

               except for (x) the HNS Acquisition and the NHR Acquisition and
               (y) any other Acquisition Capital Expenditures, Permitted Acquisitions and investments in Permitted Joint Ventures

(b) by adding the parenthetical "(other than the HNS Acquisition and NHR Acquisition)" after the words "Permitted Acquisitions" in the "provided,
                                                               --------
however" clause, and (c) by adding to the end thereof a new sentence reading in
------
its entirety as follows:

               In connection with the NHR Acquisition, the Borrower may issue subordinated notes (the "2001 Subordinated Notes") in an
                                        -----------------------
               aggregate principal amount not in excess of $25,000,000 with stated maturity and material terms and conditions consistent with the Senior Subordinated Notes due 2009, and in connection with the HNS Acquisition and/or the NHR Acquisition, Holdings may issue the 2001 Holdings Discount Notes.

         III.  Waiver. The Lenders hereby waive any noncompliance that might
               ------
arise under (i) Section 8(l) in connection with the incurrence by Holdings of the 2001 Holdings Discount Notes and the contribution thereof to the Borrower for its use in consummating the HNS Acquisition and the NHR Acquisition, (ii) Section 7.10 in connection with the HNS Acquisition and NHR Acquisition and (iii) Section 7.17 in connection with the with the HNS Acquisition and NHR Acquisition.

         IV.   Conditions Precedent. This Amendment shall become effective as of
               --------------------
the later of the date on which each of the conditions precedent set forth below shall have been satisfied or waived (the date such conditions are fulfilled, the "Amendment Effective Date") and the date of the consummation of the first of
 ------------------------
the HNS Acquisition or the NHR Acquisition:

               A. Holdings, the Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered this Amendment and the Subsidiary Guarantors shall have consented to this Amendment.

               B. The Administrative Agent shall have received, to the extent that it has not theretofore received, a certificate of the Secretary or Assistant Secretary of each of Holdings and the Borrower as to the incumbency and signature of each of the officers signing this Amendment, and any other instrument or document delivered by Holdings and the Borrower in connection herewith, together with evidence of the incumbency of such Secretary or Assistant Secretary.

         V.    General.
               -------

               A. Representation and Warranties. To induce the Administrative
                  -----------------------------
Agent and the Lenders parties hereto to enter into this Amendment, Holdings and the Borrower hereby jointly and severally represent and warrant to the Administrative Agent and Lenders parties hereto as of the Amendment Effective Date that:

               1. Power; Authorization; Enforceable Obligations.
                  ---------------------------------------------

               a. Each of Holdings and the Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment, and to perform the Loan Documents, to which it is a party, as amended by this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of such Loan Documents, as so amended.

               b. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, or the Loan Documents to which it is a party, as amended by this Amendment, except for consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.

               c. This Amendment has been duly executed and delivered on behalf of Holdings and the Borrower.

               d. This Amendment and the Loan Documents to which Holdings or the Borrower is a party, as amended by this Amendment, each, constitutes a legal, valid and binding obligation of Holdings and the Borrower, as the case may be, enforceable against each of Holdings and the Borrower, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

               2. No Legal Bar. The execution, delivery and performance of this
                  ------------
         Amendment and the performance of the Loan Documents to which Holdings or the Borrower, as the case may be, is a party, as amended by this Amendment, (a) will not violate or conflict with any Requirement of Law or any material Contractual Obligation of Holdings, the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.

               3. No Change. Since December 31, 1998 there has been no
                  ---------
         development or event that has had or is reasonably expected to have a Material Adverse Effect, except as disclosed to the Administrative Agent and the Lenders on or prior to September 1, 2001.

               4. Representations and Warranties in Loan Documents. The
                  ------------------------------------------------
         representations and warranties made by each Loan Party in each Loan
         Document to which it is a party and herein are true and correct on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent that such representation and warranty is expressly limited by its terms to an earlier date.

               B. Continuing Effect of Loan Documents. Except as expressly
                  -----------------------------------
amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

               C. Expenses. The Borrower agrees to pay to the Administrative
                  --------
Agent and the Lenders parties hereto all fees as set forth herein and to reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith, including the reasonable fees and expenses of counsel.

               D. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                  -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               E. Counterparts. This Amendment may be executed in any number of
                  ------------
counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                       CONCENTRA INC.

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President


                                       CONCENTRA OPERATING CORPORATION

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President


                                       THE CHASE MANHATTAN BANK, as
                                       Administrative Agent and a Lender

                                       By: /s/ ROBERT BOTTAMEDI
                                           -------------------------------------
                                           Title: Vice President


                                       APEX (IDM) CDO I, LTD.
                                       By: Institutional Debt Management, Inc.,
                                       as Collateral Manager

                                       By: /s/ JOHN STELWAGON
                                           -------------------------------------
                                           Title:  Managing Director


                                       APEX (TRIMARAN) CDO I, LTD.
                                       By: Trimaran Advisors, L.L.C.

                                       By: /s/ DEAN CRIARES
                                           -------------------------------------
                                           Title:  Managing Director


                                       BALANCED HIGH YIELD FUND II, LTD.
                                       By: ING Capital Advisors LLC, as Asset
                                       Manager

                                       By: /s/ MICHAEL HATLEY
                                           -------------------------------------
                                           Title:  Managing Director


                                       BANKERS TRUST COMPANY

                                       By: /s/ DIANE F. ROLFE
                                           -------------------------------------
                                           Title:  Vice President

                                       BAVARIA TRR CORPORATION

                                       By: /s/ LORI REZZA
                                           -------------------------------------
                                           Title:  Vice President

                                       By: /s/ SUSAN C. CIARAMELLA
                                           -------------------------------------
                                           Title:  Vice President


                                       BNP PARIBAS

                                       By: /s/ BROCK HARRIS
                                           -------------------------------------
                                           Title:  Director

                                       By: /s/ BRETT MEHLMAN
                                           -------------------------------------
                                           Title:  Director


                                       BRANT POINT CBO 1999-1 LTD.
                                       By: Sankaty Advisors, Inc., as Collateral
                                       Manager

                                       By: /s/ DIANE J. EXTER
                                           -------------------------------------
                                           Title:  Managing Director
                                                   Portfolio Manger


                                       BRANT POINT II CBO 2000-1 LTD.
                                       By: Sankaty Advisors, LLC, as Collateral
                                       Manager

                                       By: /s/ DIANE J. EXTER
                                           -------------------------------------
                                           Title:  Managing Director
                                                   Portfolio Manger


                                       CANYON CAPITAL CDO 2001-1 LTD.,
                                       By: Canyon Capital Advisors LLC, a
                                       Delaware limited liability company, its
                                       Collateral Manager

                                       By: /s/ R. CHRISTIAN B. EVENSON
                                           -------------------------------------
                                           Title:


                                       CARLYLE HIGH YIELD PARTNERS, L.P.

                                       By: /s/ LINDA M. PACE
                                           -------------------------------------
                                           Title:  Vice President

                                       CARLYLE HIGH YIELD PARTNERS II, LTD.

                                       By: /s/ LINDA M. PACE
                                           -------------------------------------
                                           Title:  Vice President


                                       CARLYLE HIGH YIELD PARTNERS III, LTD.

                                       By: /s/ LINDA M. PACE
                                           -------------------------------------
                                           Title:  Vice President


                                       CIGNA CDO 2000-1, LTD.

                                       By: /s/ CLIFFORD ABRAMSKY
                                           -------------------------------------
                                           Title: Vice President


                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By: /s/ BERNARD WEYMULLER
                                           -------------------------------------
                                           Title:  Senior Vice President


                                       CREDIT SUISSE FIRST BOSTON

                                       By: /s/ WILLIAM S. LUTKINS
                                           -------------------------------------
                                           Title:  Vice President

                                       By: /s/ ROBERT HETU
                                           -------------------------------------
                                           Title:  Director


                                       EATON VANCE CDO II, LTD.
                                       By: Eaton Vance Management, as Investment
                                       Advisor

                                       By: /s/ PAYSON F. SWAFFIELD
                                           -------------------------------------
                                           Title:  Vice President


                                       EATON VANCE CDO III, LTD.
                                       By: Eaton Vance Management, as Investment
                                       Advisor

                                       By: /s/ PAYSON F. SWAFFIELD
                                           -------------------------------------
                                           Title:  Vice President

                                       EATON VANCE INSTITUTIONAL SENIOR LOAN
                                       FUND
                                       By: Eaton Vance Management, as Investment
                                       Advisor

                                       By: /s/ PAYSON F. SWAFFIELD
                                           -------------------------------------
                                           Title:  Vice President


                                       EATON VANCE SENIOR INCOME TRUST
                                       By: Eaton Vance Management, as Investment
                                       Advisor

                                       By: /s/ PAYSON F. SWAFFIELD
                                           -------------------------------------
                                           Title:  Vice President


                                       ELC (CAYMAN) LTD.
                                       By: Institutional Debt Management, Inc.,
                                       as Collateral Manager

                                       By: /s/ JOHN STELWAGON
                                           -------------------------------------
                                           Title:  Managing Director


                                       ELC (CAYMAN) LTD.
                                       CDO SERIES 1999-I
                                       By: Institutional Debt Management, Inc.,
                                       as Collateral Manager

                                       By: /s/ JOHN STELWAGON
                                           -------------------------------------
                                           Title:  Managing Director


                                       ELC (CAYMAN) LTD. 1999-II
                                       By: Institutional Debt Management, Inc.,
                                       as Collateral Manager


                                       By: /s/ JOHN STELWAGON
                                           -------------------------------------
                                           Title:  Managing Director


                                       ELC (CAYMAN) LTD. 1999-III
                                       By: Institutional Debt Management, Inc.,
                                       as Collateral Manager

                                       By: /s/ JOHN STELWAGON
                                           -------------------------------------
                                           Title:  Managing Director

                                       ELC (CAYMAN) LTD. 2000-I
                                       By: Institutional Debt Management, Inc.,
                                       as Collateral Manager

                                       By: /s/ JOHN STELWAGON
                                           -------------------------------------
                                           Title:  Managing Director


                                       FIRST DOMINION FUNDING I

                                       By: /s/ ANDREW H. MARSHAK
                                           -------------------------------------
                                           Title: Authorized Signatory


                                       FIRST DOMINION FUNDING II

                                       By: /s/ ANDREW H. MARSHAK
                                           -------------------------------------
                                           Title: Authorized Signatory


                                       FIRST DOMINION FUNDING III

                                       By: /s/ ANDREW H. MARSHAK
                                           -------------------------------------
                                           Title: Authorized Signatory


                                       FLEET NATIONAL BANK

                                       By: /s/ MARYANN S. SMITH
                                           -------------------------------------
                                           Title:  Director


                                       GALAXY CLO 1999-1, LTD.
                                       By: SAI Investment Adviser, Inc., its
                                       Collateral Manager

                                       By: /s/ THOMAS G. BRANDT
                                           -------------------------------------
                                           Title:  Authorized Agent


                                       GRAYSON & CO.
                                       By: Boston Management and Research, as
                                       Investment Advisor

                                       By: /s/ PAYSON F. SWAFFIELD
                                           -------------------------------------
                                           Title:  Vice President

                                       GREAT POINT CBO 1998-1 LTD.
                                       By: Sankaty Advisors, Inc., as Collateral
                                       Manager

                                       By: /s/ DIANE J. EXTER
                                           -------------------------------------
                                           Title:  Managing Director
                                                   Portfolio Manger


                                       GREAT POINT CLO 1999-1 LTD.
                                       By: Sankaty Advisors LLC, as Collateral
                                       Manager

                                       By: /s/ DIANE J. EXTER
                                           -------------------------------------
                                           Title:  Managing Director
                                                   Portfolio Manger


                                       HARBOUR TOWN FUNDING TRUST

                                       By: /s/ ANN E. MORRIS
                                           -------------------------------------
                                           Title:  Authorized Agent


                                       J.H. WHITNEY MARKET VALUE FUND, L.P.

                                       By: /s/ MICHAEL B. DEFLORIO
                                           -------------------------------------
                                           Title:  Managing Director


                                       KZH SOLEIL-2 LLC

                                       By: /s/ SUSAN LEE
                                           -------------------------------------
                                           Title:  Authorized Agent


                                       LCM I LIMITED PARTNERSHIP
                                       By: Lyon Capital Management LLC

                                       By: /s/ FARBOUD TAVANGAR
                                           -------------------------------------
                                           Title:  Senior Portfolio Manager

                                       LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                       FLOATING RATE ADVANTAGE FUND
                                       By: Stein Roe & Farnham Incorporated as
                                       Advisor

                                       By: /s/ JAMES R. FELLOWS
                                           -------------------------------------
                                           Title:  Senior Vice President &
                                                   Portfolio Manager


                                       MASSMUTUAL HIGH YIELD PARTNERS II, LLC
                                       By: HYP Management Inc., as Managing
                                       Member

                                       By: /s/ MARY ANN MCCARTHY
                                           -------------------------------------
                                           Title:  Vice President


                                       MOUNTAIN CAPITAL CLO I LTD.

                                       By: /s/ CHRIS SIDDONS
                                           -------------------------------------
                                           Title:  Director


                                       OXFORD STRATEGIC INCOME FUND
                                       By: Eaton Vance Management, as Investment
                                       Advisor

                                       By: /s/ PAYSON F. SWAFFIELD
                                           -------------------------------------
                                           Title:  Vice President


                                       PACIFICA PARTNERS I LP
                                       By: Imperial Credit Asset Management,
                                       Inc., as its Investment Manager

                                       By: /s/ DEAN K. KAWAI
                                           -------------------------------------
                                           Title: Vice President


                                       PB CAPITAL

                                       By: /s/ THOMAS DEARTH
                                           -------------------------------------
                                           Title:  Associate

                                       By: /s/ JEFFREY FROST
                                           -------------------------------------
                                           Title:  Managing Director
                                                   Client Services

                                       PENSION INVESTMENT COMMITTEE OF GENERAL
                                       MOTORS EMPLOYEES DOMESTIC GROUP PENSION
                                       TRUST
                                       By: Fidelity Management Trust Company, as
                                       Investment Manager, under Power of
                                       Attorney

                                       By: /s/ JOHN J. O'REILLY, JR.
                                           -------------------------------------
                                           Title:  Executive Vice President


                                       PERSEUS CDO I, LIMITED
                                       By: David L. Babson & Co., Inc., under
                                       delegated authority from Massachusetts
                                       Mutual Life Insurance Co., as Portfolio
                                       Manager

                                       By: /s/ MARY ANN MCCARTHY
                                           -------------------------------------
                                           Title:  Managing Director


                                       PILGRIM AMERICA HIGH INCOME INVESTMENTS
                                       LLC LTD.
                                       By: ING Pilgrim Investments, as its
                                       Investment Manager

                                       By: /s/ MICHEL PRINCE, CFA
                                           -------------------------------------
                                           Title:  Vice President


                                       PILGRIM CLO 1999-1 LTD.
                                       By: ING Pilgrim Investments, as its
                                       Investment Manager

                                       By: /s/ MICHEL PRINCE, CFA
                                           -------------------------------------
                                           Title:  Vice President


                                       PILGRIM PRIME RATE TRUST
                                       By: ING Pilgrim Investments, as its
                                       Investment Manager

                                       By: /s/ MICHEL PRINCE, CFA
                                           -------------------------------------
                                           Title:  Vice President

                                       SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                                       By: /s/ DIANE J. EXTER
                                           -------------------------------------
                                           Title:  Managing Director
                                                   Portfolio Manger


                                       SANKATY HIGH YIELD PARTNERS II, L.P.

                                       By: /s/ DIANE J. EXTER
                                           -------------------------------------
                                           Title:  Managing Director
                                                   Portfolio Manger


                                       SANKATY HIGH YIELD PARTNERS III, L.P.

                                       By: /s/ DIANE J. EXTER
                                           -------------------------------------
                                           Title:  Managing Director
                                                   Portfolio Manger


                                       SCOTIABANC INC.

                                       By: /s/ DANA MALONEY
                                           -------------------------------------
                                           Title:  Relationship Manager


                                       SENIOR DEBT PORTFOLIO
                                       By: Boston Management and Research, as
                                       Investment Advisor

                                       By: /s/ PAYSON F. SWAFFIELD
                                           -------------------------------------
                                           Title:  Vice President


                                       SEQUILS PILGRIM-I LTD.
                                       By: ING Pilgrim Investments, as its
                                       Investment Manager

                                       By: /s/ MICHEL PRINCE, CFA
                                           -------------------------------------
                                           Title:  Vice President


                                       SIMSBURY CLO, LIMITED
                                       By: David L. Babson & Co., Inc., under
                                       delegated authority from Massachusetts
                                       Mutual Life Insurance Co., as Collateral
                                       Manager

                                       By: /s/ MARY ANN MCCARTHY
                                           -------------------------------------
                                           Title:  Managing Director

                                       SPS HI YIELD

                                       By: /s/ ROBERT BOTTAMEDI
                                           -------------------------------------
                                           Title: Vice President


                                       STANWICH LOAN FUNDING LLC

                                       By: /s/ ANN E. MORRIS
                                           -------------------------------------
                                           Title:  Assistant Vice President


                                       STEIN ROE FLOATING RATE LIMITED LIABILITY
                                       COMPANY

                                       By: /s/ JAMES R. FELLOWS
                                           -------------------------------------
                                           Title:   Senior Vice President Stein
                                                    Roe& Farnham Incorporated,
                                                    as Advisor to the Stein Roe
                                                    Floating Rate Limited
                                                    Liability Company


                                       STEIN ROE & FARNHAM CLO I LTD.,
                                       By: Stein Roe & Farnham Incorporated, as
                                       Portfolio Manager

                                       By: /s/ JAMES R. FELLOWS
                                           -------------------------------------
                                           Title:  Senior Vice President &
                                                   Portfolio Manager


                                       UBS AG, STAMFORD BRANCH
                                       By: UBS Warburg LLC, as Agent

                                       By: /s/ ANTHONY N. JOSEPH
                                           -------------------------------------
                                           Title:  Associate Director
                                                   Banking Products Services, US

                                       By: /s/ SUSAN BRUNNER
                                           -------------------------------------
                                           Title:  Associate Director
                                                   Banking Products Services, US


                                       WHITNEY CASH FLOW FUND II

                                       By: /s/ MICHAEL B. DEFLORIO
                                           -------------------------------------
                                           Title:  Managing Director

                                       WHITNEY PRIVATE DEBT FUND, L.P.

                                       By: /s/ MICHAEL B. DEFLORIO
                                           -------------------------------------
                                           Title:  Managing Director

                           ACKNOWLEDGMENT AND CONSENT

         Each of the undersigned hereby acknowledges and consents to the foregoing Amendment and hereby acknowledges and confirms its obligations under the Guarantee and Collateral Agreement, dated as of August 17, 1999, and all other Loan Documents, including, without limitation, as such documents have been heretofore amended or modified, and, to the extent permitted by applicable law, as may be further amended or modified from time to time.

                                       CONCENTRA OPERATING CORPORATION

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President


                                       CONCENTRA INC.

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President


                                       CONCENTRA MANAGEMENT SERVICES, INC.

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President


                                       CONCENTRA PREFERRED SYSTEMS, INC.

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President


                                       CONCENTRA MANAGED CARE SERVICES, INC.

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President


                                       CONCENTRA HEALTH SERVICES, INC.

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President


                                       FIRST NOTICE SYSTEMS, INC.

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President

                                       CRA MANAGED CARE OF WASHINGTON, INC.

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President


                                       CRA-MCO, INC.

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President


                                       CONCENTRA MANAGED CARE BUSINESS TRUST

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President


                                       FOCUS HEALTHCARE MANAGEMENT, INC.

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President


                                       HILLMAN CONSULTING, INC.

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President


                                       OCI HOLDINGS, INC.

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President

                                       DRUG FREE CONSORTIUM, INC.

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President


                                       OCCUCENTERS I, L.P

                                       By:  Concentra Health Services Inc., as
                                            its General Partner

                                       By: /s/ RICHARD A. PARR
                                           -------------------------------------
                                           Title: Executive Vice President